UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 18, 2011
Constant Contact, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33707	04-3285398

(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road Waltham, Massachusetts	02451

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 472-8100
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.
     On February 18, 2011, Constant Contact, Inc. (the “Company”), as tenant, entered into a Datacenter Lease (the “Lease”) with Digital 55 Middlesex, LLC, as landlord (“Digital 55”), an affiliate of Digital Realty Trust, Inc. (“DRT”), effective as of January 1, 2011.
     Under the Lease, the Company will lease from Digital 55 space in a datacenter located in Bedford, Massachusetts, which houses certain elements of the Company’s production system hardware. The Lease supersedes in its entirety the Company’s Master Services Agreement, dated as of July 17, 2007, between Sentinel Properties-Bedford, LLC, as predecessor-in-interest to Digital 55, and the Company, as amended by First Amendment to Master Services Agreement, dated as of November 27, 2007 (collectively, the “Prior Lease”). The Lease does not affect the Company’s datacenter hosting agreement with Internap Network Services Corporation (the “Internap Agreement”), which will remain in effect, or the Company’s Turn Key Datacenter Lease, dated as of December 31, 2010, with Digital Alfred, LLC, an affiliate of DRT, which will replace the Internap Agreement upon the expiration of the Internap Agreement anticipated to be in August 2011.
     The initial term of the Lease will be 72 calendar months commencing as of January 1, 2011 and ending on December 31, 2016. The Company has the option to extend the Lease upon the expiration of the initial term for two 60-month renewal terms. The datacenter space leased by the Company under the Lease will consist of 5,600 square feet of space for the first 24 months of the term and automatically will be reduced by 600 square feet of space to include an aggregate of 5,000 square feet of space for the remainder of the Lease’s term. Base rent under the Lease will be $270,277.00 per month for the first 12 months of the Lease, $275,306.75 per month for the second 12 months of the Lease, $169,757.80 per month for the third 12 months of the Lease, $156,615.10 per month for the fourth 12 months of the Lease, $161,313.55 per month for the fifth 12 months of the Lease, and $166,152.96 per month for the sixth 12 months of the Lease. Base rent under the Lease will increase by three percent on each anniversary of the commencement date during any extension of the Lease pursuant to the Company’s renewal options.
     The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by reference to the Lease, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

Item 1.02.	Termination of a Material Definitive Agreement.
     As disclosed in Item 1.01 of this Current Report on Form 8-K, the Lease supersedes in its entirety the Prior Lease.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTANT CONTACT, INC.
Date: February 25, 2011	By:	/s/ Robert P. Nault
Robert P. Nault
Vice President and General Counsel